Supplement dated August 23, 2010 to Prospectus dated May 1, 2010 for

Variable Universal Life III

Variable Universal Life II 1

Variable Universal Life 1

Strategic Variable Life® Plus

Underlying Funds – Variable Universal Life III Only

Effective August 20, 2010, the sub-adviser listed for the MML Growth & Income Fund (Initial Class) was changed to Massachusetts Financial Services Company. Also effective August 20, 2010, the sub-adviser listed for the MML Income & Growth Fund (Initial Class) was changed to BlackRock Investment Management, LLC.

Underlying Funds – All Products

Effective August 20, 2010, Essex Investment Management Company, LLC became the sole sub-adviser for the MML Emerging Growth Fund (Initial Class).

There are no other changes being made at this time. Please retain this supplement for future reference.

1. This product is no longer available for sale.

August 23, 2010	Li4413_10_1